Exhibit 23.1



                    CONSENT OF INDEPENDENT PUBLIC ACCOUNTANTS



             As independent public accountants, we hereby consent to the incorporation by reference in this Registration Statement of our report dated February 10, 1995 included in Thermo Electron Corporation's Annual Report on Form 10-K for the year ended December 31, 1994.



                                           ARTHUR ANDERSEN LLP



        Boston, Massachusetts
        April 7, 1995